(Cover Page)

(Upper left corner shows a gray graphic sketch of the side of a face)




-----------------------------------------------
                                       CARILLON
                                      FUND, INC.


                                      Semiannual
                                        Report

                                    June 30, 1997

CARILLON  FUND  INC.
SEMIANNUAL REPORT - A MESSAGE FROM THE PRESIDENT
=============================================================

June 30, 1997

We are pleased to present the Semiannual Report for Carillon Fund, Inc. After excellent relative performance in 1996 from all of our portfolios, 1997 has been a much more difficult year for our Equity and Capital Portfolios. Although we are disappointed with these short-term results, we remain convinced that our long-term strategies for these funds are sound. The Bond and S&P 500 Index Portfolios continued their solid performances during 1997's first half. The details on the portfolios' performances are included inside this report.

Economy and Financial Markets   The U.S. economy continued its
long run of success and even exceeded economists' expectations with extremely strong first half growth. The growth occurred broadly across most economic sectors and geographic regions of the country. Despite this strong economic growth that also included the lowest level of unemployment in many years, the normal signs of impending price inflation have failed to materialize. This somewhat abnormal occurrence left Federal Reserve Board policy makers without their usual penchant for raising short-term interest rates this far into an economic expansion. In fact, the Fed moved only once, and at that a cautious quarter point increase, to raise the key Federal Funds Rate in an attempt to derail potential future inflation. Lastly, corporate profits continued to move higher during 1997's first half as cost cutting and other productivity enhancements, as well as the benefits of strong economic growth, flowed to companies' bottom lines.

This combination of strong economic growth, low inflation and solid corporate profitability left stock investors in a euphoric mood that was only briefly interrupted by concerns over higher interest rates in March. Stocks advanced at a surprisingly rapid rate in the second quarter to add to the excellent gains of the last two years. Also helping the advance was a continued strong flow of money into the coffers of America's mutual funds. The individual winners from all these developments were the large capitalization stocks such as Microsoft, Coca-Cola and General Electric as these stocks far outpaced stocks of smaller, less familiar companies. Good earnings reports, index fund buying and a tendency for investors to continue buying stocks that were rising contributed to the large stock advance. The bond market experienced a much more subdued half year than the stock market. Market yields increased slightly during the period as a move up in rates earlier in the year was mostly reversed in a spring bond rally. That left bond investors mostly earning their interest rate for a total return.

Valuation Levels   The U.S. stock market is selling at its
highest combined level of earnings, dividends, book values, replacement values and percentage of Gross Domestic Product in this century. This overvaluation does not mean that stocks will go down in price anytime soon. However, future stock market returns should be far lower over the next five years than during the last five years. Bond prices seem much more closely aligned with fundamental long-term economic and inflationary conditions and should continue to produce modestly positive returns close to their interest rate levels.

Outlook   I believe almost all stocks are at historically high
levels of valuation and smaller stocks represent better relative value than larger stocks. These beliefs have not helped our Equity and Capital Portfolios' performances so far this year, but I believe they will be well rewarded in the future. The Equity Portfolio remains, as always, substantially invested in stocks. However, security selection remains targeted at smaller, highly profitable companies selling at reasonable prices and stocks in developing country markets where prices have fallen to attractive levels. The Capital Portfolio maintains a conservative posture toward stocks due to overall valuation levels, has increased exposure to seemingly more attractive foreign markets, and kept a healthy cash position available to invest at the lower prices we see ahead. Corporate earnings remain the key to this stock market's advance and will be watched closely. Any overall reduction in earnings would be devastating for a market so richly valued.

Individual Portfolio reports are included within this report. Carillon Advisers is determined to provide excellent money management and service related to all portfolios. We want each Contract Owner to feel confident that investing with Carillon Fund, Inc. is a prudent, long-term decision.


                              Sincerely,

                              /s/ George L. Clucas

                              George L. Clucas, President
                              Carillon Fund, Inc.
                              August 6, 1997

This report as been prepared for Contract owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Carillon Fund, Inc.

Carillon Fund, Inc.
EQUITY PORTFOLIO


The Equity Portfolio posted a solid return for the period which was generally in line with the performance of small capitalization indices such as the Russell 2000, but underperformed both the S&P 500 Stock Index and the Lipper Growth Fund Average mainly due to the Portfolio's small capitalization bias. Energy has been a major theme in the Portfolio for several quarters and continued to contribute positively to performance. Financial issues and capital goods manufacturers were also strong performing sectors of the fund due to a favorable interest rate environment and solid economic growth, respectively. However, the market exhibited little tolerance for earnings disappointments and punished a few of the fund's holdings severely that did not meet profit expectations. In addition, a number of the Portfolio's top holdings, after posting large price gains in 1996, underpeformed the market during the first half of 1997.
The Equity Portfolio remains positioned with stocks featuring the financial qualities of high return on equity, low price earnings ratios, strong balance sheets, and favorable historic sales and earnings performance which we believe will yield better-than-average long-term results. The table below illustrates our strategy by comparing the stocks in the Equity Portfolio to the S&P 500 Index based on these criteria. Recent purchases have placed additional emphasis on earnings quality and relative price strength which has proven effective as many new holdings have posted strong price gains shortly after purchase. Conversely, selling of issues whose fundamentals have fallen short of expectations has been more aggressive.

Significant underperformance of a style or sector of stocks such as that which we have witnessed in small capitalization issues eventually reverses itself. We anticipate that as the pace of large company earnings growth and money into index mutual funds slow, small company stocks will return to favor. The stocks in the Equity Portfolio have experienced stronger growth than the market as measured by the S&P 500 Stock Index, yet currently sell at lower valuations, giving us confidence that they will enjoy positive future relative price performance.

                                                   LONG-TERM
                    RETURN    PRICE/      DEBT/     REVENUE
                      ON     EARNINGS   INVESTED    5-YR.
                    EQUITY    RATIO     CAPITAL     GROWTH
                    ------   --------   --------   --------
EQUITY PORTFOLIO     18%      13          32%       16%
S&P 500 INDEX        16%      19          34%        8%


TOP TEN HOLDINGS
--------------------------------------------

1. Lindsay Manufacturing
2. YPF S.A.
3. FPIC Insurance Group
4. ABT Building Products
5. PennCorp Financial Group
6. DH Technology
7. Giant Industries
8. Comair Holdings
9. Nam Tai Electronics
10. Maverick Tube

Carillon Fund, Inc.
EQUITY PORTFOLIO

Summary
--------------------------------------------------------
OBJECTIVE:
Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY:
The Equity Portfolio will remain in a highly invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION: August 15, 1984

MANAGER: George Clucas

Highlights
-------------------------------------------------------

On June 30, 1997, the Equity Portfolio had net assets of
$309,830,334 and diversified holdings of:


       Common Stocks          91.1%
       Short-Term and Other    8.9%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on June 30, 1997, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)

Utilities                          1.95%
Real Estate                       10.54%
Consumer-Nondurable                7.94%
Consumer Cyclical                 17.75%
Banking and Financial Services    14.92%
Capital Goods                      6.44%
Transportation                     4.51%
Energy                            12.00%
Technology                         7.09%
Short-Term and Other               8.9%
Manufacturing                      7.96%


*International holdings comprised 9.9% of net assets in the Equity Portfolio.

Carillon Fund, Inc.
CAPITAL PORTFOLIO


The Capital Portfolio continues to adhere to its disciplined approach toward the markets. However, our investment strategy has not worked in our favor thus far in 1997. Our lower-than-normal allocation to stocks during a strong period for equities has held back performance. In addition, our individual stock holdings have not kept up with the fevered pace of the market due to their small capitalization bias and exposure to precious metals. We continue to feel very positive about the outlook for our stock holdings as they are projected to enjoy above-market growth rates over the next year while currently selling at below-market valuations.

The Capital Portfolio is a professionally managed asset allocation fund that shifts assets among stocks, bonds, and money market instruments to take advantage of opportunities that the portfolio manager believes will yield the most desirable returns. The table below highlights the allocation of fund assets at June 30, 1997, six months ago, one year ago and at a long-term normal portfolio allocation.

CAPITAL PORTFOLIO ASSET ALLOCATION

                  6/30/97    12/31/96    6/30/96    Long-Term
-------------------------------------------------------------
Stocks              35%         34%        39%         63%

Bonds               40%         41%        47%         30%

Money Market        25%         25%        14%          7%
                   ----        ----       ----        ----

    Total          100%        100%       100%        100%
                   ====        ====       ====        ====

Although the stock market remains overvalued by historical standards, the favorable monetary environment, strong price chart patterns and good momentum have prompted us to add slightly to the stock position after reducing exposure earlier in the year. The Portfolio's exposure to bonds remains higher than normal due to the relative attractiveness of fixed income instruments versus stocks. Cash reserves stand ready to be deployed as buying opportunities in the market arise.

The Capital Portfolio continued to implement its strategy of seeking long-term capital appreciation by purchasing stocks with earnings growth potential that may not be recognized by the market. New stock purchases during the period focused on strong fundamentals. Energy continued to be a theme in the fund as well as developing markets in Asia and Latin America where we feel valuations are attractive. The Portfolio subtracted from its exposure to European equities and Real Estate Investment
Trusts that had appreciated in price.   Stock sales offset
purchases, and the allocation to equities increased only slightly for the six-month period. The bond position remained relatively stable during the period, as improved fundamentals in the market justified higher bond prices.

TOP TEN HOLDINGS
-------------------------------------------
1. Charter One Financial
2. YPF S.A.
3. Lindsay Manufacturing
4. DH Technology
5. FPIC Insurance Group
6. Winston Hotels
7. Washington Federal S&L
8. Carbide Graphite Group
9. Giant Industries
10. Newmont Mining

Carillon Fund, Inc.
CAPITAL PORTFOLIO

Summary
----------------------------------------------------

OBJECTIVE:
Seeks high total return by investing in a mix of stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY:
When the investment climate is near long-term historical relationships, the portfolio will allocate its assets approximately 63% stocks, 30% bonds, and 7% money market instruments. As market conditions dictate, the Capital
Portfolio repositions its assets mix to take advantage of existing opportunities.

INCEPTION: May 1, 1990

MANAGER: George Clucas

Highlights
-------------------------------------------------------


On June 30, 1997, the Capital Portfolio had net assets of $159,815,963 and diversified holdings of:

               Common Stocks     34.7%
             Bonds and Notes     39.5%
        Short-Term and Other     25.8%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on June 30, 1997, your fund owned:

U.S. Stocks                               25.44%
International Stocks                       6.44%
Precious Metals                            2.82%
U.S. Government and Agency Securities     36.65%
Corporate Bonds                            2.85%
Short-Term and Other                       25.8%

Carillon Fund, Inc.
BOND PORTFOLIO

The first quarter of 1997 was characterized by rising interest rates primarily as a result of strong GDP growth (+5.6%) and a precautionary tightening by the Federal Reserve. However, beginning in April, sentiment changed dramatically and bond investors benefitted from shifting expectations about inflation and the pace of economic growth. Interest rates fell across all maturities. The yield on the 10-year U.S. Treasury fell from 6.90% to 6.49%, as evidence mounted that the Federal Reserve would not have to further increase interest rates to control inflation. The Treasury yield curve was virtually unchanged with the 2-to-30 years bellwether spread at approximately 75 basis points. This environment provided fixed income investors solid performance, with the Lehman Brothers Aggregate Bond Index posting a total return of 3.7% for the second quarter.

The Bond Portfolio continued its strong performance in the first half of 1997, outperforming both its peer group and broader bond market indices. In the Lipper survey, the Bond Portfolio's performance was ranked #5 of 35 funds in its category based on total return performance for the first half of 1997. Long-term Lipper rankings are impressive as well with the Bond Portfolio ranked #4 (of 31 funds), #3 (of 26 funds), and #2 (of 17 funds) for the last 3, 5, and 10-year time periods, respectively. This superior performance can be attributed to two factors. First, the active sector allocation that has been employed allowed the Bond Portfolio to be overweighted to corporate bonds, including high yield securities, whose relative performance was very strong. Second, the individual securities selected in each sector, particularly the corporate area, further enhanced returns due to improving credit fundamentals.

             PORTFOLIO QUALITY DISTRIBUTION

(The Portfolio Quality Distribution is presented as a pie graph with the following percentages:)

U.S. Treasury and Agency 42.3%
BB & Less                22.9%
BBB                      23.2%
A                         5.0%
AA                         .3%
AAA                       6.3%

Carillon Fund, Inc.
BOND PORTFOLIO

Summary
OBJECTIVE:
Seeks a high level of current income, without undue risk to principal, by investing in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY:
The portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGER: Steven Sutermeister

Highlights
-------------------------------------------------------

On June 30, 1997, the Bond Portfolio had net assets of
$88,014,624 and diversified holdings of

                      Bonds     91.59%
       Short-Term and Other      8.41%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on June 30, 1997, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)

Corporate Bonds                                 48.27%
Mortgage-Backed and Collateralized Securities    9.85%
U.S. Treasuries                                 33.47%
Short-Term and Other                             8.41%

Carillon Fund, Inc.
S&P 500 INDEX PORTFOLIO


Investors continue to pour money into the stock market, with a large percentage of it going into index funds. The Carillon S&P 500 Index Portfolio has clearly benefited from this trend, and the trend appears to be continuing as we start the third quarter. Through the first half of the year, the S&P 500 Stock Index has outperformed 95% of all mutual funds.

The primary objective of the Carillon S&P 500 Index Portfolio is to produce a return that corresponds to the total return of the S&P 500 Stock Index. The Portfolio produced a total return for the first half of 1997 which did closely correspond to the total return of 20.6% for the underlying S&P 500 Stock Index. The Portfolio is designed to be highly correlated with the S&P 500 Stock Index. Cash is held to a minimum, since it does not correlate with the S&P 500 Stock Index, and transactions are limited to keep expenses low. The Portfolio contains a combination of stocks, futures, and S&P Depository Receipts ("SPDRs") which are designed to produce a return that is highly correlated with the return of the S&P 500 Stock Index. Year to date, the Portfolio maintained a 99.9% correlation with the underlying S&P 500 Stock Index.

The Portfolio currently holds 350 of the 500 stocks contained in the S&P 500 Stock Index. These 350 stocks represent over 92% of the total market value of the Index. The Portfolio was carefully constructed to ensure that each of S&P's 90 industry categories was properly weighted. The Portfolio is periodically rebalanced to ensure that those weightings are maintained.

As the second half of 1997 unfolds, we will endeavor to build upon the success we have enjoyed during the first 18 months of this Portfolio's existence. We expect the Portfolio to continue its rapid growth as investors discover the benefits of indexing. We are confident that we can, and will, continue to provide a return that closely correlates with the underlying S&P 500 Stock Index.

Carillon Fund, Inc.
S&P 500 INDEX PORTFOLIO

Summary
----------------------------------------------------------

Objective:
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

Strategy:
The Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

Inception: December 29, 1995

Manager:    Gary R. Rodmaker

Highlights
------------------------------------------------------
On June 30, 1997, the S&P 500 Index Portfolio had net assets of
$43,236,093 and diversified holdings of:

                      Common Stocks    90.1%
      Short-Term, Futures and Other     9.9%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on June 30, 1997, your fund owned:

(The following percentages are graphically shown as portions of a dollar bill)

Transportation                    1.37%
Banking and Financial Service    15.88%
Service                            .16%
Capital Goods                     5.05%
Technology                       14.08%
Consumer Cyclical                 6.34%
Manufacturing                     7.61%
Consumer Nondurable              23.65%
Short-Term, Futures and Other     9.90%
Energy                            8.07%
Utilities                         7.89%

"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1997
(Unaudited)

                                                                 S&P 500
                           Equity       Capital      Bond        Index
                           Portfolio    Portfolio    Portfolio   Portfolio
                           ------------ ------------ ----------- -----------
ASSETS
Investments in
securities, at value       $310,759,196 $159,028,648 $87,712,519 $43,563,274
(cost $250,986,522;
$149,939,900;
$86,017,333; $35,041,087)
Cash                              3,401          316       --          --
Receivables:
Shares sold                     373,167      224,556      62,889      95,074
Securities sold                  97,809        --          --          --
Interest and Dividends          316,416      666,019   1,369,764      50,005
Prepaid expenses and other       29,062       13,625      14,208      16,042
                           ------------ ------------ ----------- -----------
                            311,579,051  159,933,164  89,159,380  43,724,395

LIABILITIES
Payables:
Investment securities
purchased                     1,581,018        --        998,907     409,314
Shares purchased                  --           --          --          3,478
Investment advisory fees        139,620       88,361      34,506       8,181
Custodial and portfolio
accounting fees                  19,934       20,166      15,298      10,875
Professional fees                   160        2,262       --         12,206
Bank overdraft                    --           --            100          33
Variation margin                  --           --          --         33,250
Other accrued expenses            7,985        6,412       3,605      10,964
Deferred compensation
for directors                     --           --         92,340      --
                           ------------ ------------ ----------- -----------
                              1,748,717      117,201   1,144,756     488,302
                           ------------ ------------ ----------- -----------
NET ASSETS
Paid-in capital             227,752,582  147,641,813  85,496,428  33,803,012
Undistributed net
investment income               181,360      354,849     301,209      21,428
Accumulated net realized
gain/(loss)                  22,123,718    2,730,552     521,671     604,091
of investments
Net unrealized
appreciation
of investments               59,772,674    9,088,749   1,695,186   8,807,562
                           ------------ ------------ ----------- -----------
                           $309,830,334 $159,815,963 $88,014,624 $43,236,093
                           ============ ============ =========== ===========

Shares authorized
($.10) par value             40,000,000   30,000,000  30,000,000  30,000,000

Shares outstanding           16,858,010   11,648,419   8,038,070   3,009,235

Net asset value,
offering, and
redemption price
per share                     $18.38        $13.72       $10.95      $14.37


The accompanying notes are an integral part of the financial statement.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 1997
(Unaudited)

                                                                S&P 500
                             Equity      Capital     Bond       Index
                             Portfolio   Portfolio   Portfolio  Portfolio
                             ----------  ----------  ---------- ----------
INVESTMENT INCOME
Interest                     $  708,997  $3,334,795  $3,374,684 $   79,334
Dividends (net of
foreign withholding
taxes of $61,288;
$21,128; $0; $2,219)          2,171,087     599,866       --       306,578
                             ----------  ----------  ---------- ----------
                              2,880,084   3,934,661   3,374,684    385,912
                             ----------  ----------  ---------- ----------
EXPENSES
Investment advisory fees        808,766     528,925     204,142     53,162
Custodial fees and expenses      34,498      19,965      12,509      6,865
Portfolio accounting fees        25,103      23,841      19,383     15,257
Professional fees                 3,870       4,532       4,114     16,122
Director's fees                   6,752       6,752       5,899      7,023
Transfer agent fees               4,023       4,169       4,087      3,544
Registration and
filing fees                       5,888       2,085          53        300
Other                            18,407      12,420       8,752        426
                             ----------  ----------  ---------- ----------
                                907,307     602,689     258,939    102,699

Fees waived by the Adviser        --          --          --        (3,002)
                             ----------  ----------  ---------- ----------
                                907,307     602,089     258,939     99,697
NET INVESTMENT INCOME         1,972,777   3,331,972   3,115,745    286,215

REALIZED AND UNREALIZED
GAIN/(LOSS)
Net realized gain
on investments               22,144,959   2,798,788     521,815    203,438
Net realized gain
on futures contracts              --          --          --       452,200
                             ----------  ----------  ---------- ----------
                             22,144,959   2,798,788     521,815    655,638
                             ----------  ----------  ---------- ----------
Net change in unrealized
appreciation/(depreciation)
of investments                (610,487)  (2,524,282)  (343,006)  5,540,713
Net change in unrealized
appreciation/(depreciation)
of futures contracts             --           --         --        235,975
                             ----------  ----------  ---------- ----------
                              (610,487)  (2,524,282)  (343,006)  5,776,688
                             ----------  ----------  ---------- ----------
NET REALIZED AND
UNREALIZED GAIN/(LOSS)       21,534,472     274,506    178,809  6,432,326
                             ----------  ----------  ---------- ----------

NET INCREASE IN NET ASSETS
FROM OPERATIONS              $23,507,249 $3,606,478  $3,294,554 $6,718,541
                             =========== ==========  ========== ==========


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

Equity Portfolio


                                    For the Six Months  For the Year Ended
                                    Ended June 30,      December 31,
                                    --------------------------------------
                                    (Unaudited)
                                    1997                1996
                                    ------------        ------------
OPERATIONS
Net investment income               $  1,972,777        $  4,176,431
Net realized gain on investments      22,144,959          34,227,538
and futures
Net change in unrealized
appreciation/(depreciation)
on investments and
futures contracts                       (610,487)         17,468,047
                                    ------------        ------------
                                      23,507,249          55,872,016
                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                 (2,526,115)         (3,889,965)
In excess of net investment income        --                  --
Net realized gain on investments     (34,344,113)         (9,867,342)
                                    ------------        ------------
                                     (36,870,228)        (13,757,307)
                                    ------------        ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold             14,569,057          41,762,282
Net asset value of shares
issued to shareholders
in reinvestment distributions         36,870,228          13,757,307
Payments for shares redeemed         (16,369,695)        (29,073,822)
                                    ------------        ------------
                                      35,069,590          26,445,767
                                    ------------        ------------
NET INCREASE IN NET ASSETS            21,706,611          68,560,476

NET ASSETS
Beginning of year                    288,123,723         219,563,247
                                    ------------        ------------
End of year                         $309,830,334        $288,123,723
                                    ============        ============
FUND SHARE TRANSACTIONS:
Sold                                     784,912           2,393,015
Issued in reinvestment
of distributions                       2,187,096             809,878
Redeemed                                (927,682)         (1,660,244)
                                    ------------        ------------
Net increase from fund
share transactions                     2,044,326           1,542,649
                                    ------------        ------------

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

Capital Portfolio

                                    For the Six Months  For the Year Ended
                                    Ended June 30,      December 31,
                                    --------------------------------------
                                    (Unaudited)
                                    1997                1996
                                    ------------        ------------

OPERATIONS
Net investment income               $  3,331,972        $  6,684,340
Net realized gain on investments
and futures                            2,798,788          12,459,745
Net change in unrealized
appreciation/(depreciation) on
investments and future contracts      (2,524,282)          1,990,613
                                    ------------        ------------
                                       3,606,478          21,134,698
                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                 (3,959,663)         (6,050,397)
In excess of net investment income        --                  --
Net realized gain on investments     (12,519,532)         (2,002,549)
                                    ------------        ------------
                                     (16,479,195)         (8,052,946)
                                    ------------        ------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold              7,564,155          17,130,822
Net asset value of shares
issued to shareholders
in reinvestment of dividends
and distributions                     16,479,194           8,052,945
Payments for shares redeemed         (10,648,555)        (24,594,141)
                                    ------------        ------------
                                      13,394,794             589,626
                                    ------------        ------------

NET INCREASE IN NET ASSETS               522,077          13,671,378

NET ASSETS
Beginning of year                    159,293,886         145,622,508
                                    ------------        ------------
End of year                          159,815,963         159,293,886
                                    ============        ============
FUND SHARE TRANSACTIONS:
Sold                                     533,306           1,199,385
Issued in reinvestment of
dividends and distributions           1,222,104             570,034
Redeemed                               (762,361)         (1,729,493)
                                    ------------        ------------

Net increase from fund
share transactions                       993,049              39,926
                                    ============        ============


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


Bond Portfolio

                                    For the Six Months  For the Year Ended
                                    Ended June 30,      December 31,
                                    --------------------------------------
                                    (Unaudited)
                                    1997                1996
                                    ------------        ------------

OPERATIONS
Net investment income               $  3,115,745        $  5,766,633
Net realized gain on investments
and futures                              521,815           1,210,173
Net change in unrealized
appreciation/(depreciation)
on investments and
futures contracts                       (343,006)         (1,316,722)
                                    ------------        ------------
                                       3,294,554           5,660,084
                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                 (2,517,892)         (6,340,623)
In excess of net investment income        --                (320,260)
Net realized gain on investments        (481,253)             --
                                    ------------        ------------
                                      (2,999,145)         (6,660,883)
                                    ------------        ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold              5,884,551         17,850,341

Net asset value of shares
issued to shareholders
in reinvestment of dividends
and distributions                      2,999,145           6,660,883
Payments for shares redeemed          (6,798,740)        (11,443,995)
                                    ------------        ------------
                                       2,084,956          13,067,229
                                    ------------        ------------
NET INCREASE IN NET ASSETS             2,380,365          12,066,430

NET ASSETS
Beginning of year                     85,634,259          73,567,699
                                    ------------        ------------
End of year                           88,014,624          85,634,129
                                    ============        ============
FUND SHARE TRANSACTIONS:
Sold                                     538,925           1,633,803
Issued in reinvestment of
dividends and distributions              276,691             621,662
Redeemed                                (624,986)         (1,054,560)
                                    ------------        ------------
Net increase from
fund share transactions                  190,630           1,200,905
                                    ------------        ------------


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

S&P 500 Index Portfolio

                                    For the Six Months  For the Year Ended
                                    Ended June 30,      December 31,
                                    --------------------------------------
                                    (Unaudited)
                                    1997                1996
                                    ------------        ------------
OPERATIONS
Net investment income               $    286,215        $    349,515
Net realized gain on
investments and futures                  655,638             218,750
Net change in unrealized
appreciation/(depreciation) on
investments and futures contracts      5,776,688           3,030,849
                                    ------------        ------------
                                       6,718,541           3,599,114
                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                   (307,039)           (307,386)
In excess of net investment income        --                 --
Net realized gain on investments        (270,297)            --
                                    ------------        ------------
                                        (577,336)           (307,386)
                                    ------------        ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold             13,103,230          30,917,430
Net asset value of shares
issued to shareholders
in reinvestment of dividends
and distributions                        577,335             307,386

Payments for shares redeemed          (5,790,287)         (5,617,082)
                                    ------------        ------------
                                       7,890,278          25,607,734
                                    ------------        ------------
NET INCREASE IN NET ASSETS            14,031,483          28,899,462

NET ASSETS
Beginning of year                     29,204,610             305,148
                                    ------------        ------------
End of year                           43,236,093          29,204,610
                                    ============        ============
FUND SHARE TRANSACTIONS:
Sold                                     993,940           2,850,416
Issued in reinvestment of
dividends and distributions               44,389              26,989
Redeemed                                (436,596)           (500,402)

                                    ------------        ------------
Net increase from
fund share transactions                  601,733           2,377,003
                                    ============        ============


The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
             SCHEDULE OF INVESTMENTS


JUNE 30, 1997
(Unaudited)

EQUITY PORTFOLIO

                                        SHARES      VALUE
                                        ------      -----
COMMON STOCKS - 91.10%

BANKING & FINANCIAL SERVICE - 14.92%

Allied Capital Corporation                 28,571        457,124
Banco BHIF ADR                             75,000      1,584,375
Banco Latinoamericano
De Exportanciones Sponsored ADR            54,700      2,358,938
Bank United Financial Corporation*        140,000      1,382,500
Charter One Financial, Incorporated        52,500      2,828,438
Chile Fund Incorporated*                   80,000      2,090,000
Corus Bankshares, Incorporated             12,500        353,125
Czech Republic Fund                       109,000      1,498,750
Deutsche Bank AG Sponsored ADR             42,000      2,456,076
Fahnestock Viner Holdings                 150,000      2,831,250
First Bell Bancorp, Incorporated           15,000        248,750
FPIC Insurance Group, Incorporated*       172,500      3,881,250
Gainsco, Incorporated                     217,762      2,041,519
Hamilton Bancorp, Incorporated*           100,000      2,675,000
Jefferies Group, Incorporated              64,000      2,850,000
Korea Fund, Incorporated                  139,517      2,057,876
Penncorp Financial Group Corporation       95,000      3,657,500
Protective Life Corporation                40,000      2,010,000
RLI Corporation                            43,625      1,589,586
Raymond James Financial Corporation        99,150      2,714,231
Thai Fund, Incorporated                   145,655      2,239,446
Washington Federal, Incorporated           93,610      2,404,607
                                                     -----------
                                                      46,210,341
                                                     -----------
CAPITAL GOOD - 6.44%
   AFC Cable Systems, Incorporated*       100,000      2,700,000
   AGCO Corporation                        59,400      2,134,688
   Fibermark, Incorporated                 90,000      1,878,750
   Greif Brothers Corporation              82,800      2,235,600
   Griffon Corporation                    209,600      2,868,900
   Holophane Corporation*                  50,000      1,000,000
   Lindsay Manufacturing Company          176,793      5,789,971
   LSI Industries                         100,000      1,350,000
                                                     -----------
                                                      19,957,909
                                                     -----------
CONSUMER CYCLICAL - 17.75%
   Breed Technologies                     125,000      2,875,000
   Cemex SA -- Sponsored ADR*             200,000      1,925,938
   Chromcraft Revington, Incorporated*     75,000      2,146,875
   Claire's Stores, Incorporated           50,000        875,000
   Conso Products Company                 146,250      1,791,563
   CULP, Incorporated                      64,300      1,165,438
   D.R. Horton, Incorporated              150,000      1,556,250
   Devon Group, Incorporated*              85,000      3,038,750
   Fila Holdings                           50,000      1,671,875
   Footstar, Incorporated*                110,000      2,873,750
   Friedman's, Incorporated*              130,000      2,973,750
   Helen of Troy, Bermuda*                 99,000      2,536,875
   Intermet Corporation                   125,000      2,007,813
   Kevco, Incorporated*                   140,000      1,890,000
   Medusa Corporation                      80,300      3,081,513
   NCI Building Systems, Incorporated*     80,700      2,612,663
   Roberds, Incorporated*                  90,000        472,500
   Schult Homes                            98,060      1,556,703
   Scientific Games
     Holdings Corporation*                 72,600      1,497,375
   Southern Energy Homes                  217,000      1,980,125
   Stanley Furniture Company*              61,000      1,410,625
   Strattec Security Corporation*         145,000      2,990,625
   Toll Brothers*                          90,000      1,653,750
   Tractor Supply Company*                 30,000        540,000
   Triangle Pacific Corporation*           92,500      2,960,000
   Winsleow Furniture, Incorporated*      188,300      2,059,531
   York Group, Incorporated               152,500      2,859,375
                                                     -----------
                                                      55,003,662
                                                     -----------

CONSUMER NON-DURABLE -7.94%
   Advocat, Incorporated*                 100,500      1,143,188
   Complete Management, Incorporated*     120,000      1,710,000
   Dairy Farm International Holdings
     Sponsored ADR                        200,000        750,000
   Equity Marketing, Incorporated*        105,500      2,479,250
   GT Bicycles, Incorporated*             175,000      1,400,000
   ICN Pharmeaceuticals, Incorporated     106,600      3,058,088
   IHOP Corporation*                       87,000      2,697,000
   Lone Star Steakhouse*                   70,000      1,820,000
   Oakley, Incorporated*                  123,500      1,732,500
   Orthofix International NV*             113,036      1,172,748
   Schlotzsky's, Incorporated*            152,900      2,102,375
   Standard Commercial Corporation         90,000      1,563,750
   VISX, Incorporated*                     45,000      1,068,750
   VTECH Holdings Limited                 100,000      1,884,530
                                                     -----------
                                                      24,582,179
                                                     -----------
ENERGY - 12.00%
   Callon Petroleum Company*              110,000      1,760,000
   Cross Timbers Oil Company              105,000      2,021,250
   Giant Industries, Incorporated         205,000      3,241,563
   Global Industries, Incorporated*        50,000      1,167,969
   Gulf Island Fabrication, Incorpated*   110,000      2,818,750
   Holly Corporation                       90,000      2,233,125
   KCS Energy, Incoporated                104,000      2,119,000
   Maverick Tube Corporation*              83,000      3,112,500
   Offshore Logistics, Incorporated*       83,000      2,265,000
   Plains Resources, Incorporated*        119,500      1,762,625
   Southern Mineral Corporation*          350,000      1,750,000
   St. Mary Land & Exploration             60,000      2,107,500
   Stone Energy Corporation*               93,900      2,570,513
   Vastar Resources Incorporated           50,000      1,753,125
   YPF S.A.  Sponsored ADR                145,400      4,471,050
   Zeigler Coal Holdings Company           87,000      2,033,625
                                                     -----------
                                                      37,187,595
                                                     -----------
MANUFACTURING -7.96%
   ABT Building Products Company*         145,000      3,806,250
   AEP Industries, Incorporated*           72,550      2,902,000
   BWAY Corporation*                      110,000      2,557,500
   Bayer A G Sponsored ADR                 75,000      2,884,589
   Buckeye Cellulose Corporation*          51,000      1,721,250
   Charoen Pok Feedmill                   100,000      1,019,099
   Matthews International
     Corporation - Class A                 77,000      2,810,500
   Minorco Sponsored ADR                   90,000      2,075,625
   Mueller Industries*                     35,000      1,531,250
   Northwest Pipe Company*                 32,000        588,000
   Sybron Chemicals, Incorporated*         65,200      1,271,400
   Wolverine Tube, Incorporated*           53,000      1,477,375
                                                     -----------
                                                      24,644,838
                                                     -----------
REAL ESTATE - 10.54%
Associated Estates Realty Corporation      65,000      1,527,500
City Developments Limited                 150,000      1,468,679
Commercial Net Lease Realty                99,300      1,520,531
Evans Withycombe Residential               92,000      1,909,000
Health Care Property Investments,
   Incorporated                            42,600      1,501,650
Health and Retirement Property Trust       75,000      1,410,938
Health Care Realty Trust   61,400   1,711,525
Hospitality Properties Trust               64,000      1,960,000
IRT Property Company                      172,300      2,024,525
Lexington Corporation Properties          100,000      1,400,000
Merry Land & Investment Company           115,000      2,494,063
Mid-America Apartment Communities          80,000      2,245,000
National Health Investors,
  Incorporated                             40,000      1,570,000
Oasis Residential, Incorporated            58,000      1,363,000
Pacific Gulf Properties                    74,000      1,628,000
Trinet Corporate Realty
  Trust Incorporated                       58,000      1,917,625
United Dominion Realty
  Trust Incorporated                      168,000      2,383,500
Winston Hotels, Incorporated              175,000      2,635,938
                                                     -----------
                                                      32,671,474
                                                     -----------
TECHNOLOGY - 7.09%
Applied Voice Technology*                  84,500      1,563,250
Carbide Graphite Group Incorporated*      130,000      3,022,500
CPAC, Incorperated*                       200,000      2,425,000
Cybex Corporation*                        160,000      2,840,000
DH Technology, Incorporated*              200,000      3,250,000
Kemet Corporation*                         60,000      1,492,500
Nam Tai Electronics, Incorporated*        187,500      3,117,188
Recoton Corporation*                      163,000      2,129,187
Vertex Communications Corporation*         80,000      2,140,000
                                                     -----------
                                                      21,979,625
                                                     -----------
TRANSPORTATION - 4.51%
Atlantic Southeast Airlines
 Incorporated                              95,000      2,719,375
Comair Holdings, Incorporated             115,000      3,184,063
Illinois Central Corporation - Class A     82,500      2,882,344
Landstar, Incorporated*                    90,000      2,531,250
Midwest Express Holdings                   97,500      2,669,063
                                                     -----------
                                                      13,986,095
                                                     -----------
UTILITY - 1.95%
CMS Energy Corporation                     40,500      1,427,625
IES Industries, Incorporated               48,600      1,434,300
Rochester Gas and Electric                 75,000      1,579,688
Tuscon Electric Power Company*            110,000      1,595,000
                                                     -----------
                                                       6,036,613
                                                     -----------
Total Common Stocks (cost $222,487,657)             $282,260,331
                                                     -----------
SHORT-TERM INVESTMENTS - 9.20%
                                       PRINCIPAL    VALUE
                                       ---------    -----
COMMERCIAL PAPER - 6.00%
Merrill Lynch and Company
 (5.430% due 11/26/97)                 $2,000,000    $1,955,353
Financial Federal
 (5.700% due 10/31/97)                  2,000,000      1,961,367
Financial Federal
 (5.750% due 12/01/97)                  1,000,000        975,563
GMAC (5.730% due 10/06/97)              2,000,000      1,969,122
Greenwich Funding Corporation
 (5.640% due 9/22/97)                   1,500,000      1,480,495
Hertz Corporation
(5.560% due 01/08/98)                   2,000,000      1,941,002
Progress Funding Corporation
 (5.730% due 9/18/97)                   1,000,000        987,426
Cargill Financial Services
 Corporation (5.410% due 11/26/97)      2,000,000      1,955,518
Ford Motor Credit
(5.690% due 01/27/98)                   2,000,000      1,933,617
Orix Credit Alliance
(5.650% due 09/19/97)                   2,000,000      1,974,889
International Lease Financial
 Corporation (5.45% due 11/17/1997)     1,500,000      1,468,435
                                                     -----------
                                                      18,602,787
                                                     -----------
VARIABLE RATE DEMAND NOTES<F1> - 3.20%

Johnson Controls, Inc.
 (5.276% due 00/00/00)                  2,420,210      2,420,210
Warner Lambert (5.226% due 00/00/00)    3,210,109      3,210,110
General Mills, Inc.
 (5.245% due 00/00/00)                  2,548,821      2,548,822
American Family Financial Services
 (5.256% due 00/00/00)                    606,286        606,287
Pitney Bowes Credit Corp
 (5.225% due 00/00/00)                    567,300        567,300
Wisconsin Electric Power Co.
 (5.965 due 00/00/00)                     543,349        543,349
                                                     -----------
                                                       9,896,078
                                                     -----------
Total Short-Term Investments
 (cost $28,498,865)                                   28,498,865
                                                     -----------
TOTAL INVESTMENTS - 100.30%
 (cost $250,986,522)<F2>                             310,759,196
                                                     -----------
OTHER ASSETS AND LIABILITIES - (.30)%                   (928,862)
                                                     -----------
TOTAL NET ASSETS - 100%                             $309,830,334
                                                     ===========

____________
*Non-income producing
 (ADR) American Depository Receipt

<F1>   Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of June 30 1997.

<F2>  Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at June 30,1997 or financial reporting purposes was $68,112,935 and $8,340,261.


The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
Schedule of Investments

JUNE 30, 1997
(Unaudited)


CAPITAL PORTFOLIO

COMMON STOCKS - 34.70%                  SHARES/
                                       PRINCIPAL       VALUE
                                       ---------       -----------
BANKING & FINANCIAL SERVICE - 9.88%
   Allied Capital Corporation              34,285      $   548,560
   Banco BHIF ADR                          50,000        1,056,250
   Banco Latinoamericano
    de Exportaciones ADR                    3,900          168,176
   Black Rock Strategic Term Trust         75,000          609,375
   Charter One Financial Incorporated      42,000        2,262,750
   Chile Fund*                             33,000          862,125
   Corus Bankshares Incorporated            6,000          169,500
   Deutsche Bank AG Sponsored ADR          12,000          701,736
   Fahnestock Viner Holdings               70,000        1,321,250
   FPIC Insurance Group Incorporated*      65,000        1,462,500
   Korea Fund                              83,792        1,235,932
   New Germany Fund                        79,789        1,256,677
   Penncorp Financial Group
       Incorporated                        24,000          924,000
   Templeton Global Income Fund           125,000          937,500
   Thai Fund Incorporated                  55,566          854,327
   Washington Federal Incorporated         55,000        1,412,812
                                                       -----------
                                                        15,783,470
                                                       -----------
CAPITAL GOOD - 2.26%
   Griffon Corporation                     55,000          752,813
   Lindsay Manufacturing Incorporated      49,362        1,616,606
   Strattec Security Corporation*          60,000        1,237,500
                                                       -----------
                                                         3,606,919
                                                       -----------
CONSUMER CYCLICAL -2.21%
   Chromcraft Revington Incorporated*      25,000          715,625
   Evans Withycombe Residential            39,000          809,250
   NCI Building Systems Incorporated*      35,000        1,133,125
   Winsleow Furniture Incorporated*        80,000          875,000
                                                       -----------
                                                         3,533,000
                                                       -----------
CONSUMER NON-DURABLE -1.08%
   GT Bicycles Incorporated*               80,000          640,000
   IHOP Corporation*                       35,000        1,085,000
                                                       -----------
                                                         1,725,000
                                                       -----------

ENERGY - 4.25%
   Callon Petroleum Company*               35,000          560,000
   Cross Timbers Oil Company               27,450          528,413
   Giant Industries Incorporated           87,400        1,382,013
   KCS Energy Incorporated                 42,000          855,750
   Offshore Logistics Incorporated*        47,000          887,125
   Stone Energy Corporation*               27,000          739,125
   YPF S.A. Sponsored ADR                  60,000        1,845,000
                                                       -----------
                                                         6,797,426
                                                       -----------
MANUFACTURING - 7.01%
   ABT Building Products Company*          45,000        1,181,250
   AEP Industries, Incorporated*           30,831        1,233,240
   Bway Corporation*                       44,000        1,023,000
   Carbide Graphite Group*                 60,000        1,395,000
   Coeur D Alene Mines                     52,000          672,756
   Matthews International                   2,500           91,250
   Newmont Mining Corporation              35,050        1,366,950
   Royal Oak Mines Incorporated*          125,000          296,875
   TVX Gold Incorporated*                 195,000        1,035,938
   Vaal Reefs Exploration
     & Mining Limited ADR                 120,100          577,981
   York Group Incorporated                 62,000        1,162,500
   Zeigler Coal Holding Company            50,000        1,168,750
                                                       -----------
                                                        11,205,490
                                                       -----------
REAL ESTATE - 6.15%
   Associated Estates
    Realty Corporation                     50,000        1,175,000
   City Developments                       95,000          930,163
   Hospitality Properties Trust            33,000        1,010,625
   LTC Properties Incorporated             46,000          833,750
   Merry Land & Investment Company         60,000        1,301,250
   Mid-America Apartment Communities       40,000        1,122,500
   Pacific Gulf Properties                 43,500          957,000
   United Dominion Realty Trust            75,000        1,064,063
   Winston Hotels Incorporated             95,000        1,430,938
                                                       -----------
                                                         9,825,289
                                                       -----------
TECHNOLOGY - 1.86%
   AFC Cable Systems Incorporated*         19,000          513,000
   DH Technology, Incorporated*            94,760        1,539,850
   Vertex Communications Corporation*      34,100          912,175
                                                       -----------
                                                         2,965,025
                                                       -----------

Total Common Stocks (cost $46,839,264)                  55,441,619
                                                       -----------
PREFERRED STOCKS - .39%
MANUFACTURING -.39%
   Freeport McMoRan Copper
     & Gold Series                         20,000          617,500

Total Preferred Stock (cost $709,838)                      617,500
                                                       -----------
U.S. TREASURY OBLIGATIONS - 16.65%

   7.875% due 04/15/98                 $  500,000          508,125
   5.750% due 12/31/98                  2,000,000        1,993,750
   5.500% due 02/28/99                  1,000,000          991,563
   6.000% due 10/15/99                  5,900,000        5,888,938
   5.750% due 10/31/00                  1,000,000          984,063
   7.500% due 11/15/01                    500,000          521,094
   6.375% due 08/15/02                  1,750,000        1,748,906
   5.750% due 08/15/03                  3,000,000        2,896,875
   5.875% due 02/15/04                    100,000           96,875
   7.250% due 05/15/04                  3,500,000        3,647,658
   7.875% due 11/15/04                  6,800,000        7,335,500
                                                       -----------
Total U.S. Treasury Notes
   ($26,376,144)                                        26,613,347
                                                       -----------

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.24%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - 3.14%
   1662 H  (6.250% due 01/15/09)          959,423          945,377
   1442 FA (6.480% due 11/15/07)<F1>    1,000,000          981,083
   1559 VP (5.500% due 02/15/20)        1,700,000        1,628,396
   1399 PAC (7.000% due 09/15/22)         596,484          574,662
   1631 SB (5.850% due 12/15/23)        1,450,000          888,680
                                                       -----------
                                                         5,018,198
                                                       -----------

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 7.78%
   Remic 93-12 ED
      (7.500% due 02/25/06)             1,645,000      $ 1,687,145
   Remic 1992-163 PN
      (7.000% due 07/25/07)             1,500,000        1,501,620
   Remic 92-117 J
      (7.500% due 07/25/20)             1,000,000        1,011,628
   Remic 92-119 E
      (8.000% due 07/25/20)             1,000,000        1,024,020
   Remic 92-112E
      (8.000% due 12/25/20)             1,500,000        1,540,946
   Remic 93-127 FA
       (5.930% due 10/25/21)<F1>        1,000,000          963,110
   Remic 1992-39 FB
      (6.530% due 03/25/22)<F1>         2,000,000        1,975,701
   Remic 92-66 F
      (6.219% due 05/25/22)<F1>           914,116          915,412
   Remic 1993-119 SB
      (6.808% due 07/25/23)<F1>         2,572,882        1,817,284
                                                       -----------
                                                        12,436,866
                                                       -----------

PRIVATE SECTOR - .32%
   Prudential Home Mortgage Securities
    (7.500% due 07/25/10)                 506,988          504,610
                                                       -----------

Total Collateralized Mortgage
Obligations (cost $18,372,000)                          17,959,674
                                                       -----------
MORTGAGE - BACKED SECURITIES - 8.75%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - .76%
   7.500% due 06/01/07                     39,450           39,723
   9.500% due 10/01/08                    202,360          215,806
   8.250% due 03/01/12                    108,680          112,266
   8.500% due 03/01/16                     91,603           95,400
   7.500% due 07/01/17                     47,255           47,453
   11.000% due 04/01/19                    52,498           58,570
   11.000% due 11/01/19                    53,211           59,366
   11.000% due 05/01/20                   201,492          224,710
   11.000% due 06/01/20                   329,392          367,632
                                                       -----------
                                                         1,220,926
                                                       -----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 7.67%
   10.000% due 02/01/04                     4,477            4,782
   9.500% due 09/01/05                    132,297          138,449
   9.000% due 11/01/05                     53,926           56,161
   7.500% due 03/25/07                  1,200,000        1,221,561
   8.000% due 05/01/07                    132,106          136,137
   6.000% due 12/01/08                    816,923          793,257
   5.500% due 01/01/09                    849,387          806,290
   6.000% due 03/01/09                    925,411          898,602
   5.500% due 04/01/09                    613,202          579,317
   6.500% due 02/01/26                    775,991          742,701
   6.500% due 03/01/26                    200,580          191,976
   7.000% due 03/01/26                  1,883,824        1,847,523
   7.000% due 07/01/26                  1,924,489        1,886,005
   7.500% due 07/01/26                  2,944,095        2,950,543
                                                       -----------
                                                        12,253,304
                                                       -----------

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .32%
   9.000% due 11/15/16                 $   89,874      $    96,503
   10.500% due 11/20/19                   263,085          292,080
   9.000% due 12/15/19                    115,037          123,188
                                                       -----------
                                                           511,771
                                                       -----------
Total Mortgage Backed Securities
 (cost $13,406,326)                                     13,986,001
                                                       -----------
CORPORATE BONDS AND NOTES - 2.85%

COMMUNICATIONS AND MEDIA - .58%
   Lowen Group International, Inc.
 (8.250% due 04/15/03)                    900,000          928,494
                                                       -----------
FINANCE COMPANY - .39%
 Zions Trust (8.536% due 12/15/26)<F1>    600,000          618,153
                                                       -----------
OIL & GAS EXPLORATION SERVICES - .13%
 Maxus Debentures
 (11.250% due 05/01/13)                   208,000          213,200
                                                       -----------
REAL ESTATE - .32%
 GE Capital Marketing Services, Inc.
 (6.000% due 08/25/09)                    552,188         518,196
                                                       -----------
TELEPHONE & TELECOMMUNICATIONS - .66%
 TCI Communications Inc
 (8.650% due 09/15/04)                  1,000,000        1,058,984
                                                       -----------
UTILITIES - ELECTRIC - .77%
 New Orleans Public Service Inc.
 1st Mtg. (8.670% due 04/01/05)<F1>     1,200,000        1,225,889
                                                       -----------

Total Corporate Bonds
 (cost $ 4,388,737)                                      4,562,916
                                                       -----------
SHORT-TERM INVESTMENTS - 24.93%

COMMERCIAL PAPER - 16.12%
   Cargill Financial Services
    Corporation (5.410% due 11/26/97)   2,000,000        1,955,600
   Case Credit Corporation
    (5.800% due 08/25/97)               1,500,000        1,486,708
   Credit Suisse First Boston
    (5.730% due 10/17/97)               1,500,000        1,474,215
   CSX (5.770% due 07/10/97)            2,000,000        1,997,115
   Daimler Benz NA Corporation
    (5.670% due 09/09/97)               2,000,000        1,977,950
   Electronic Data System
    (5.630% due 07/31/97)               2,000,000        1,990,617
   Ford Motor Company
   (5.320% due 07/07/97)                2,500,000        2,497,675
   GMAC (5.660% due 12/31/97)           1,000,000          971,228
   Houston Industries
   (5.800% due 07/07/97)                1,000,000          999,033
   IBM Credit (5.560% due 08/08/97)     2,000,000        1,988,880
   Illinois Power Company
   (5.800% due 07/29/97)                2,000,000        1,990,978
   Madison Funding Corporation
   (5.640% due 07/14/97)                2,000,000        1,995,927
   Merrill Lynch and Company
   (5.430% due 11/26/97)                1,000,000          977,677
   Nationwide Building
   (5.690% due 08/11/97)                1,500,000        1,490,280
   Orix Credit Alliance
   (5.650% due 09/19/97)                2,000,000        1,974,889
                                                       -----------
                                                        25,768,772
                                                       -----------
VARIABLE RATE DEMAND NOTES   - 8.81%
 American Family Financial
 Services, Inc. (5.2562% due 07/02/97)  1,484,666        1,484,666
 General Mills Incorporated
  (5.245% due 07/02/97)                    62,752           62,752
 Johnson Controls, Inc.
  (5.2760% due 07/02/97)                4,983,151        4,983,151
 Pitney Bowes Credit Corporation
  (5.2551% due 07/02/97)                  560,874          560,874
 Warner Lambert (5.226% due 07/02/97)   5,450,773        5,450,773
 Wisconsin Electric Power Company
  (5.549% due 01/01/97)                 1,536,603        1,536,603
                                                       -----------
                                                        14,078,819
                                                       -----------
Total Short Term Investments
 (cost $39,847,591)                                     39,847,591
                                                       -----------

TOTAL INVESTMENTS - 99.51%
 (cost $149,939,900)<F2>                               159,028,648
                                                       -----------

OTHER ASSETS AND LIABILITIES - .49%                        787,315
                                                       -----------

TOTAL NET ASSETS - 100%                                $159,815,963
                                                       ============

_______________
Non-Income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates. Rates shown are as of June 30, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1997.

<F2> Gross unrealized appreciation and depreciation of securities at June
30, 1997 for financial reporting purposes was $12,433,734 and $3,344,986 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                   CARILLON FUND, INC.
                 SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)


BOND PORTFOLIO

U.S. TREASURY OBLIGATIONS - 33.47%      SHARES/
                                        PRINCIPAL     VALUE
                                        ---------     -----
U.S. TREASURY BOND - 2.03%
   6.000% due 02/15/26                  $2,000,000    $ 1,789,375
                                                      -----------
U.S. TREASURY NOTES - 26.65%
   6.000% due 10/15/99                   4,000,000      3,992,500
   6.700% due 04/30/00                   2,000,000      2,026,250
   7.750% due 02/15/01                   2,500,000      2,615,625
   5.625% due 02/28/01                   2,000,000      1,956,250
   5.875% due 11/15/05                   5,000,000      4,784,375
   7.000% due 07/15/06                   5,000,000      5,143,750
   6.250% due 02/15/07                   3,000,000      2,934,375
                                                       23,453,125
                                                      -----------
U.S. TREASURY STRIPS - 4.79%
   0.000% due 02/15/00                   3,250,000      2,766,692
   0.000% due 08/15/02                   2,000,000      1,448,220
                                                      -----------
                                                        4,214,912

Total U.S. Treasury Obligations
  (cost $29,412,404)                                   29,457,412
                                                      -----------
MORTGAGE - BACKED SECURITIES - 3.10%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.01%
   7.500% due 02/01/02                      39,345         39,812
   9.500% due 04/01/05                      70,650         74,028
   7.500% due 06/01/07                      86,826         87,426
   11.000% due 05/01/10                     11,080         12,334
   12.500% due 08/01/10                     16,401         18,769
   8.000% due 11/01/16                      46,309         47,365
   9.500% due 02/01/18                      75,613         80,788
   6.500% due 07/01/23                     549,494        530,877
                                                      -----------
                                                          891,399
                                                      -----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 1.91%
   12.000% due 04/01/00                     60,942         65,284
   9.000% due 08/01/01                      46,473         48,346
   8.500% due 01/01/02                      43,959         45,456
   10.500% due 06/01/04                     12,259         12,998
   10.500% due 05/01/05                    184,966        196,122
   6.500% due 06/01/08                   1,055,197      1,040,403
   8.000% due 08/01/17                     267,939        273,716
                                                      -----------
                                                        1,682,325
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - .18%
   11.000% due 03/15/10                     60,550         66,491
   9.000% due 05/15/20                      81,070         85,605
                                                      -----------
                                                          152,096
                                                      -----------
Total Mortgage-Backed Securities
 (cost $2,686,975)                                      2,725,820
                                                      -----------

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.75%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - 3.51%
   59 E  (8.900% due 11/15/20)          $1,008,875    $ 1,051,541
   106 G (8.250% due 12/15/20)           1,000,000      1,038,248
   1770 B (8.250% due 01/15/24)          1,000,000      1,002,701
                                                      -----------
                                                        3,092,490
                                                      -----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - .23%
   Remic  (9.500% due 12/25/18)            190,981        202,622
                                                      -----------
PRIVATE SECTOR - 3.01%
 Securitized Asset Sales, Inc.
 (6.500% due 07/25/08)                     296,484        282,680
 CMC  Securities Corp.
 (0.000% due 12/25/08)                     375,009        279,202
 Country Wide Mortgage-Backed
 Securities, Inc.(6.000% due 03/01/09)     851,430        795,022
 Capstead Mortgage Securities Corp.
 (10.950% due 02/01/14)                    192,504        193,219
 NWA Trust No. 2 Class B
 (10.230% due 06/21/14)                    938,462      1,099,340
                                                      -----------
                                                        2,649,463
                                                      -----------

Total Collateralized Mortgage
Obligations  (cost $5,566,249)                          5,944,575
                                                      -----------
CORPORATE BONDS AND NOTES - 48.27%

AIR TRANSPORTATION - 1.15%
 Continental Airlines
 (7.820% due 10/15/23)                     980,392      1,008,765
                                                      -----------
BANK & BANK HOLDING COMPANIES - 1.17%
 NationsBank Corp.
 (7.625% due 04/15/05)                   1,000,000      1,030,183
                                                      -----------
BUILDING PRODUCTS - .57%
 Falcon Building Products
 (9.5000% due 06/15/07)                    500,000        497,500
                                                      -----------
COMMUNICATIONS AND MEDIA - 11.73%
 Adelphia Communications
 (12.500% due 05/15/02)                  1,000,000      1,061,250
 Call-Net Enterprises
 (0.000% due 12/01/04)                   1,250,000      1,079,688
 CF Cable TV Inc.
 (9.125% due 07/15/07)                   1,000,000      1,070,000
 Continental Cablevision
 (8.300% due 05/15/06)                   1,000,000      1,060,739
 Jones Intercable, Inc.
 (9.625% due 03/15/02)                     500,000        505,000
 Neodata Service
 (12.000% due 05/01/03)                  1,000,000      1,075,000
 Peoples Choice TV
 (0.000% due06/01/04)                    1,000,000        365,000
 Spanish Broadcasting Systems
(11.000% due 03/15/04)                   1,000,000      1,050,000
 Time Warner Inc.
 (8.110% due 08/15/06)<F2>               1,000,000      1,042,947
 Talton Holdings Incorporated
 (11.000% due 06/30/07)                  1,000,000      1,010,000
 Viacom Incorporated
 (7.750% due 06/01/05)                   1,000,000      1,003,667
                                                      -----------
                                                       10,323,291
                                                      -----------
CONSUMER PRODUCTS - 1.05%
 Coleman Holdings (0.000% due 05/27/98)  1,000,000        923,750
                                                      -----------
FINANCE COMPANIES - 7.48%
 Ahmanson Capital Trust
 (8.360% due 12/01/26)<F2>               1,500,000      1,491,684
 Conseco Finance
 (8.796% due 04/01/27)<F2>               1,500,000      1,542,532
 Prudential Insurance
 (8.100% due 07/15/15)                   1,000,000      1,002,775
 USF&G (8.470% due 01/10/27)<F2>         1,000,000      1,002,128
 Zions Trust (8.536% due 12/15/26)<F2>   1,500,000      1,545,384
                                                      -----------
                                                        6,584,503
                                                      -----------
FOOD, BEVERAGE, & TOBACCO - 2.24%
 RJR Nabisco, Inc.
  (7.625% due 09/15/03)                    500,000        483,870
 Great American Cookie, Inc.
 (10.875% due 01/15/01)                    500,000        505,000
 Nabisco Inc. (7.550% due 06/15/15)      1,000,000        985,992
                                                      -----------
                                                        1,974,862
                                                      -----------
GAMING INDUSTRY - 4.47%
 Argosy Gaming (13.250% due 06/01/04)   $1,000,000    $   962,500
 Boomtown, Inc. 1st Mortgage
  (11.500% due 11/01/03)                 1,000,000      1,070,000
 Casino Magic of Louisiana
      (13.000% due 08/15/03)             1,000,000        845,000
 Empress River Casino Finance Corp.
      (10.750% due 04/01/02)             1,000,000      1,060,000

                                                        3,937,500
                                                      -----------
GROCERY INDUSTRY - .55%
 Pueblo Xtra International
 (9.5000% due 08/01/03)                    500,000        480,000
                                                      -----------
HEALTH CARE - 1.72%
 Columbia / HCA Healthcare Corp.
 (7.690% due 06/15/25)<F2>               1,000,000      1,004,062
 Foundation Health Corp.
 (7.750% due 06/01/03)                     500,000        514,119
                                                      -----------
                                                        1,518,181
                                                      -----------
INSURANCE - 3.04%
 Berkley (W.R.) Corp.
  (9.875% due 05/15/08)                    500,000        593,441
 Farmers Insurance Exhange
  (8.500% due 04)                        1,000,000      1,052,931
 Leucadia National Corp.
  (8.250% due 06/15/05)                  1,000,000      1,032,965
                                                      -----------
                                                        2,679,337
                                                      -----------
MANUFACTURING - 3.75%
 General Instrument Corporation
 (5.000% due 06/15/00)                     500,000        570,625
 International Knife & Saw Corp.
 (11.375% due 11/15/06)                  1,000,000      1,067,500
 International Wire Group Inc.
  (11.750% due 06/01/05)                   500,000        543,750
 Terex Corp. (13.750% due 05/15/02)      1,000,000      1,122,500
                                                      -----------
                                                        3,304,375
                                                      -----------
MISCELLANEOUS - 1.22%
 Allied Waste North America
 (10.250% due 12/01/06)                  1,000,000      1,070,000
                                                      -----------
OIL & GAS - DOMESTIC - .60%
 Penzoil Company (9.625% due 11/15/99)     500,000        531,552
                                                      -----------
OIL & GAS - SERVICES - 2.95%
 All Star Gas Corporation
 (7.000% due 07/15/04)                   1,000,000        870,000
 Mitchell Energy Development Corp.
 (6.750% due 02/15/04)                     750,000        709,714
 PDV America, Inc.
 (7.750% due 08/01/00)                   1,000,000      1,013,210
                                                      -----------
                                                        2,592,924
                                                      -----------
PAPER & FOREST PRODUCTS - 1.17%
 Crown Paper (11.000% due 09/01/05)        500,000        500,000
 Westvaco Corp. (10.300% due 01/15/19)     500,000        532,418
                                                      -----------
                                                        1,032,418
                                                      -----------
RETAIL - 2.16%
 Pamida Incorporated
 (11.750% due 03/15/03)                    500,000        470,000
 Shopko Stores (6.500% due 08/15/03)     1,500,000      1,427,181
                                                      -----------
                                                        1,897,181
                                                      -----------
STEELS AND METALS - 1.25%
 Gulf States Steel
 (13.500% due 04/15/03)                    500,000        497,500
 UCAR Global Enterprises Inc.
 (12.000% due 01/15/05)                    530,000        598,900
                                                      -----------
                                                        1,096,400
                                                      -----------
Total Corporate Bond and Notes
 (cost $41,636,488)                                    42,482,722
                                                      -----------
COMMON STOCKS -  .04%

ENERGY - .04%
 Mesa Incorproated*                          6,417         36,898

Total Common Stocks (cost $ 24,365)                        36,898
                                                      -----------

WARRANTS - 0.00%

RETAIL-FOOD - 0.00%
 Great American Cookie                          90    $     2,250

TECHNOLOGY - .00%
 Terex Corporation Appreciation Rights       4,000             40
                                                      -----------
Total Warrants (cost $ 28,050)                              2,290
                                                      -----------

PREFERRED STOCKS - 1.02%

BANKING AND FINANCIAL SERVICE - 1.02%
 Earthshell Container Corporation
   Series A
 Cumulative Senior Convertible 8%<F1>          500        900,000

Total Preferred Stocks (cost $500,000)                    900,000
                                                      -----------
SHORT TERM INVESTMENTS - 7.01%

COMMERCIAL PAPER - 5.68%
 ConAgra, Incorporated
 (5.770% due 07/03/97)                   2,000,000      1,999,359
 CSX (5.800% due 07/07/97)               1,000,000        999,033
 Ford Motor Company
 (5.3200% due 07/07/97)                  1,000,000        999,063
 Ford Motor Company
 (5.6200% due 07/07/97)                  1,000,000        998,907
                                                      -----------
                                                        4,996,362
                                                      -----------
VARIABLE RATE DEMAND
NOTES <F2> - 1.33%
 American Family Financial
 Services, Inc. (5.2562% due 07/02/97)         100            100
 General Mills, Inc.
 (5.2450% due 07/02/97)                    309,612        309,612
 Johnson Controls Inc.
 (5.2760% due 07/02/97)                    662,051        662,051
 Pitney Bowes Credit Corp.
 (5.2551% due 07/02/97)                    144,846        144,846
 Wisconsin Electric Power Co.
 (5.2962% due 07/02/97)                     49,831         49,831
                                                      -----------
                                                        1,166,440
                                                      -----------
Total Short-Term Investments
 (cost 6,162,802)                                       6,162,802
                                                      -----------
TOTAL INVESTMENTS - 99.66%
 (cost $86,017,333)<F3>                                87,712,519
                                                      -----------
OTHER ASSETS AND LIABILITIES - .34%                       302,105
                                                      -----------
TOTAL NET ASSETS - 100%                               $88,014,624
                                                      -----------

* Non-Income Producing

<F1>  144A- Privately placed security traded among qualified institutional buyers.

<F2>  Interest rates vary periodically based on current market rates.
Rates shown are as of June 30, 1997.   The maturity shown for each
variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1997.

<F3> Gross unrealized appreciation and depreciation of securities at June
30, 1997 for financial reporting purposes was $2,747,980 and $1,052,794; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statments.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

JUNE 30, 1997
(Unaudited)

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 90.10%
                                                  SHARES     VALUE
                                                  ------     -----
BANKING & FINANCIAL SERVICE - 15.88%
   Aegon ADR                                            348       24,313
   Aetna Life & Casulaty Company                        867       88,759
   Allstate Corporation                               2,600      189,800
   American Express Company                           2,800      208,600
   American General Corporation                       1,300       62,075
   American International Group                       2,700      403,313
   Banc One Corporation                               2,490      120,609
   Bank of Boston Corporation                           900       64,856
   Bank of New York, Incorporated                     2,300      100,050
   BankAmerica Corporation                            4,200      271,163
   Bankers Trust New York Corporation                   500       43,500
   Barnett Banks, Incorporated                        1,300       68,250
   Chase Manhattan Corporation                        2,712      263,234
   Chubb Group                                        1,100       73,563
   CIGNA Corporation                                    500       88,750
   Citicorp                                           2,100      253,181
   Comerica, Incorporated                               700       47,600
   CoreStates Financial Corporation                   1,400       75,250
   Fannie Mae                                         6,100      266,113
   Federal Home Loan Mortgage Corporation             4,000      137,500
   First Bank System, Incorporated                      900       76,838
   First Chicago NBD Corporation                      1,800      108,900
   First Union Corporation                            1,700      157,250
   Fleet Financial Group, Incorporated                1,600      101,200
   General RE Corporation                               500       91,000
   Great Western Financial                              800       43,000
   Green Tree Financial Corporation                     800       28,500
   Household International, Incorporated                600       70,463
   ITT Hartford Group Incorporated                      600       49,650
   KeyCorp                                            1,400       78,225
   Lincoln National Corporation                         600       38,625
   Marsh & McLennan Companies, Incorporated           1,000       71,375
   MBNA Corporation                                   1,775       65,009
   Mellon Bank Corporation                            1,600       72,200
   Merrill Lynch & Company, Incorporated              2,000      119,250
   Morgan (J. P.) & Company                           1,200      125,250
   Morgan Stanley Group Incorporated                  3,285      141,460
   National City Corporation                          1,400       73,500
   NationsBank Corporation                            3,044      196,338
   Norwest Corporation                                2,300      129,375
   PNC Bank Corporation                               2,100       87,413
   Providian Corp.                                      800       25,700
   Republic New York Corporation                        400       43,000
   S & P Despository Receipt                         15,000    1,326,976
   SAFECO Corporation                                   800       37,350
   Salomon, Incorporated                                700       38,938
   SunTrust Banks, Incorporated                       1,500       82,594
   Transamerica Corporation                             500       46,781
   Travelers Group, Incorporated                      3,633      229,106
   US Bancorp                                           900       57,713
   Wachovia Corporation                               1,000       58,313
   Wells Fargo & Company                                533      143,644
                                                             -----------
                                                               6,865,415
                                                             -----------

CAPITAL GOOD - 5.05%
   AMP, Incorporated                                  1,500       62,625
   Caterpillar, Incorporated                          1,100      118,113
   Cooper Industries, Incorporated                      900       44,775
   Deere & Company                                    1,500       82,313
   Dover Company                                        800       49,200
   Emerson Electric Company                           2,600      143,163
   Foster Wheeler Corporation                           300       16,200
   General Electric Company                          18,400    1,202,900
   Grainger (WW), Incorporated                          500       39,094
   Illinois Tool Works, Incorporated                  1,600       79,900
   Ingersoll-Rand Company                               600       37,050
   Tenneco, Incorporated                              1,200       54,225
   Tyco International                                 1,100       76,519
   Waste Management, Incoroporated                    2,900       93,163
   Westinghouse Electric Corporation                  3,600       83,250
                                                             -----------
                                                               2,182,490
                                                             -----------

CONSUMER CYCLICAL - 6.34%
   American Greetings Company Class A                   600       22,275
   American Stores Company                              900       44,438
   Black & Decker Corp.                                 500       18,594
   Chrysler Corporation                               4,100      134,531
   CVS Corporation                                      700       35,875
   Dayton Hudson Corporation                          1,400       74,463
   Eaton Corporation                                    500       43,656
   Federated Department Stores Incorporated*          1,300       45,175
   Ford Motor Company                                 6,800      256,700
   Gap (The), Incorporated                            1,600       62,200
   General Motors Corporation                         4,400      245,025
   Genuine Parts Company                              1,950       66,056
   Goodyear Tire & Rubber Company                     1,100       69,644
   HFS, Incorporated                                    800       46,400
   Home Depot, Incorporated                           2,800      193,025
   Johnson Controls                                     800       32,850
   K Mart Corporation*                                2,900       35,525
   Lowe's Companies, Incorporated                     1,000       37,125
   May Department Stores Company                      1,600       75,600
   NIKE, Incorporated                                 1,700       99,238
   PACCAR, Incorporated                                 400       18,575
   Penney, (J.C.) Company, Incorporated               1,400       73,063
   Reebok International, Incorporated*                  400       18,775
   Rite Aid Corporation                                 900       44,888
   Sears, Roebuck & Company                           2,300      123,625
   Tandy Corporation                                    500       28,000
   Limited (The), Incorporated                        1,790       36,248
   Toys "R" Us, Incorporated*                          1,700       59,500
   TRW, Incorporated                                    900       51,131
   V.F. Corporation                                     500       42,375
   Wal-Mart Stores, Incorporated                     14,100      476,756
   Walgreen Company                                   1,400       75,075
   Whirlpool Corporation                                600       32,738
   Woolworth Corporation*                             1,000       24,000
                                                             -----------
                                                               2,743,144
                                                             -----------
CONSUMER NON-DURABLE - 23.65%
   Abbott Laboratories                                4,400      293,700
   Albertson's, Incorporated                          1,600       58,400
   American Home Products Corporation                 3,800      290,700
   Andrew Corporation                                   600       16,875
   Anheuser-Busch Companies, Incorporated             2,800      117,425
   Archer-Daniels-Midland Company                     3,495       82,133
   Automatic Data Processing, Incorporated            1,900       89,300
   Avon Products, Incorporated                          800       56,450
   Baxter International, Incorporated                 1,700       88,825
   Becton, Dickinson Company                            900       45,563
   Block, H&R Incorporated                              700       22,575
   Boston Scientific Corporation*                     1,000       61,438
   Bristol-Meyers Squibb Company                      5,800      469,800
   Browning Ferris                                    1,300       43,225
   Brunswick Corporation                                700       21,875
   Campbell Soup Company                              2,600      130,000
   Clorox Co.                                           300       39,600
   Coca-Cola Company                                 13,900      938,250
   Cognizant Corporation                              1,000       40,500
   Colgate-Palmolive Company                          1,600      104,400
   Columbia/HCA Healthcare Corporation                3,950      155,284
   Comcast Corporation                                1,200       25,650
   ConAgra, Incorporate, Class A. Special             1,500       96,188
   CPC International, Incorporated                      900       83,081
   CUC International, Incorporated*                   2,550       65,822
   Donnelly (RR) & Sons Company                       1,200       43,950
   Dow Jones, & Company, Incorporated                   700       28,131
   Dun & Bradstreet Corporation                       1,200       31,500
   Fortune Brands, Incorporated                       1,100       41,044
   Gallagher Group*                                   1,100       20,281
   Gannett Company, Incorporated                      1,100      108,625
   General Mills, Incorporated                        1,000       65,125
   Gillette Company                                   3,100      293,725
   Heinz (H.J.) Company                               2,300      106,088
   Harrahs Entertainment, Incorporated*                 700       12,600
   Hershey Foods Corporation                          1,100       60,844
   Hilton Hotels Corporation                          1,700       45,156
   International Flavors & Fragrance,
       Incorporated                                     700       35,350
   Interpublic Group Companies, Incorporated            600       36,788
   Johnson & Johnson                                  7,500      482,813
   Kellogg Company                                    1,200      102,750
   King World Producation, Incorporated*                500       17,500
   Kroger Company*                                    1,600       46,400
   Lilly,(Eli) & Company                              3,100      338,869
   Loews Corporation                                    800       80,100
   Manor Care                                           500       16,313
   Mattel, Incorporated                               1,850       62,669
   Marriott International                               900       55,238
   McDonalds Corporation                              4,100      198,081
   McGraw Hill Companies, Incorporated                  800       47,050
   Medtronic, Incorporated                            1,400      113,400
   Merck & Company, Incorporated                      6,600      683,100
   PepsiCo, Incorporated                              8,700      326,794
   Pfizer, Incorporated                               3,600      430,200
   Pharmacia & Upjohn, Incorporated                   2,900      100,775
   Philip Morris Companies, Incorporated             14,100      625,688
   Procter & Gamble Company                           3,800      536,750
   Ralston-Ralston Purina Group                         600       49,313
   Sara Lee Corporation                               2,800      116,550
   Schering-Plough Corporation                        4,200      201,075
   Seagrams Company, Limited                          2,200       88,550
   St. Jude Medical*                                    500       19,500
   Sysco Corporation                                  1,300       47,450
   Tele-Communications, Incorporated*                 2,000       29,750
   Tenet Healthcare Corporation*                      1,900       56,169
   Time Warner, Incorporated                          3,500      168,875
   Tribune Company                                    1,000       48,063
   UST, Incorporated                                  1,200       33,300
   United HealthCare Corporation                      1,100       57,200
   Viacom, Inc. - Class B*                            1,700       51,000
   Walt Disney Company, The                           3,919      314,500
   Warner-Lambert Company                             1,700      211,225
   Wendy's International                                800       20,750
   Winn-Dixie Stores, Incorporated                      900       33,525
   Wrigley, (Wm), Jr. Company                           700       46,900
                                                             -----------
                                                              10,224,451
                                                             -----------
ENERGY - 8.07%
   Amerada Hess Corporation                             600       33,338
   Amoco Corporation                                  3,000      260,813
   Atlantic Richfield Company                         1,800      126,900
   Burlington Resources, Incorporated                   900       39,713
   Chevron Corporation                                3,700      273,569
   Columbia Gas System, Incorporated                    400       26,100
   Dresser Industries, Incorporated                   1,400       52,150
   Enron Corporation                                  1,500       61,219
   Exxon Corporation                                 13,400      824,100
   Halliburton Company                                  900        71,325
   Kerr-McGee Company                                   400       25,350
   Mobil Corporation                                  4,200      293,475
   Occidental Petroleum                               2,000       50,125
   Phillips Petroleum Company                         1,600       70,000
   Royal Dutch Petroleum Company  ADR                12,400      674,250
   Schlumberger Limited                               1,800      225,000
   Sun Company, Incorporated                            800       24,800
   Texaco, Incorporated                               1,500      163,125
   USX-Marathon                                       1,800       51,975
   Union Pacific Resources Group                      1,592       39,601
   Unocal Corporation                                 1,400       54,338
   Williams Companies                                 1,050       45,938
                                                             -----------
                                                               3,487,204
                                                             -----------
MANUFACTURING - 7.61%
   Air Products & Chemicals, Incorporated               700       56,875
   Alcan Aluminum Limited                             1,900       65,906
   Allegheny Teledyne, Incorporated                     800       21,600
   Aluminum Company of America                        1,400      105,525
   Applied Materials Incorporated*                    1,100       77,894
   Barrick Gold                                       2,200       48,400
   Bemis Company                                        400       17,300
   Bethlehem Steel Corporation*                         800        8,350
   Centex Corporation                                   100        4,063
   Champion International Corporation                   800       44,200
   Corning, Incorporated                              1,400       77,875
   Crown Cork & Seal Company, Incorporated              800       42,750
   Dow Chemical Company                               1,600      139,400
   DuPont (E.I.) De Nemours & Company                 6,400      402,400
   Eastman Chemical Company                             600       38,100
   Eastman Kodak Company                              1,900      145,825
   Englehard Corporation                                800       16,750
   Fluor Corporation                                    700       38,631
   Freeport McMoran Copper                              800       24,900
   Georgia-Pacific Company                              800       68,300
   Grace, (WR) & Company                                500       27,563
   Great Lakes Chemical Corporation                     600       31,425
   Hercules, Incorporated                               700       33,513
   Inco, Limited                                      1,300       39,081
   International Paper Company                        1,800       87,413
   ITT Corporation*                                     700       42,744
   Kimberly-Clark Corporation                         3,200      159,200
   Louisiana-Pacific Corporation                        900       19,013
   Mallincrokdt Group, Incorporated                     700       26,600
   Masco Corporation                                  1,200       50,100
   Minnesota Mining & Manufacturing Company           2,400      244,800
   Mead Corporation                                     400       24,900
   Monsanto Company                                   3,500      150,719
   Morton International, Incorporated                 1,000       30,188
   Nalco Chemical Company                               600       23,175
   Newmont Mining Corporation                         1,500       58,500
   Nucor Corporation                                    700       39,550
   Owens Corning                                        400       17,250
   Phelps Dodge Corporation                             600       51,113
   Placer Dome, Incorporated                          1,400       22,925
   PPG Industries, Incorporated                       1,200       69,750
   Praxair Incorporated                               1,000       56,000
   Reynolds Metals Company                              500       35,625
   Rohm & Haas                                          400       36,025
   Rubbermaid, Incorporated                           1,200       35,700
   Sherwin- Williams                                  1,200       37,050
   Silicon Graphics Incorporated*                     1,200       18,000
   Union Camp Corporation                               700       35,000
   Union Carbide Corporation                            800       37,650
   Unilever (N.V.) ADR                                  900      196,200
   USX-US Steel Group                                   600       21,038
   Weyerhaeuser Company                               1,400       72,800
   Worthington Industries, Incorporated                 700       12,819
                                                             -----------
                                                               3,288,473
                                                             -----------
SERVICE - 0.16%
   Ikon Office Solution                                 800       19,950
   Service Corporation International                  1,500       49,313
                                                             -----------
                                                                  69,263
                                                             -----------
TECHNOLOGY - 14.08%
   3COM Corporation*                                  1,100       49,500
   Advanced Micro Devices, Incorporated*                900       32,400
   AirTouch Communications, Incorporated*             2,900       79,388
   AlliedSignal Incorporated                          1,800      151,200
   Amgen, Incorporated                                1,600       93,000
   Boeing Company                                     4,084      216,707
   Cabletron Systems, Incorporated*                     900       25,481
   Cisco Systems, Incorporated*                       3,800      255,075
   COMPAQ Computers Corporation*                      1,500      148,875
   Computer Associates International,
         Incorporated                                 2,100      116,944
   Computer Sciences Corporation*                       500       36,063
   Digital Equipment Corporation*                     1,000       35,438
   Dell Computer Corporation*                         1,000      117,438
   First Data Corporation                             2,700      118,631
   Hewlett-Packard Company                            5,900      330,400
   Honeywell, Incorporated                              900       68,288
   Intel Corporation                                  4,700      666,519
   International Business Machines Corporation        6,000      541,125
   Lockheed Martin Corporation                        1,200      124,275
   LSI Logic Corporation*                               800       25,600
   Lucent Technologies                                3,685      265,550
   McDonnell Douglas Corporation                      1,200       82,200
   Micron Technology Incorporated*                    1,300       51,919
   Microsoft Corporation*                             6,800      859,350
   Motorola Incorporated                              3,400      258,400
   Nothern Telecom, Limited                           1,500      136,500
   Novell, Incorporated*                              2,000       13,875
   Oracle Systems Corporation*                        4,000      201,500
   Perkin-Elmer Corporation                             300       23,869
   Pitney-Bowes Incorporated                          1,000       69,500
   Raytheon Company                                   1,500       76,500
   Rockwell International Corporation                 1,300       76,700
   Scientific Atlanta, Incorporated                     700       15,313
   Seagate Technology, Incorporated*                  1,500       52,781
   Sun Microsystems, Incorporated*                    2,200       81,881
   Tandem Computer Incorporated*                        800       16,200
   Tektronix, Incorporated                              200       12,000
   Tellabs, Incorporated*                             1,100       61,463
   Texas Instruments, Incorporated                    1,100       92,469
   Textron Incorporated                               1,200       79,650
   Unisys Corporation*                                1,200        9,150
   United Technologies Corporation                    1,600      132,800
   Western Atlas, Incorporated*                         400       29,300
   Xerox Corporation                                  2,000      157,750
                                                             -----------
                                                               6,088,967
                                                             -----------
TRANSPORTATION - 1.37%
   AMR Corporation*                                     600       55,500
   Burlington Northern Santa Fe Corporation           1,100       98,863
     Caliber System, Incorporated                       400       14,900
   CSX Corporation                                    1,600       88,800
   Delta Air Lines                                      500       41,000
   Federal Express*                                     700       40,425
   Laidlaw Incorporated                               1,900       26,244
   Norfolk Southern Company                             800       80,600
   Ryder System                                         700       23,100
   Southwest Airlines Company                         1,000       25,875
   Union Pacific Corporation                          1,400       98,700
                                                             -----------
                                                                 594,007
                                                             -----------
UTILITY - 7.89%
   ALLTELL Corporation                                1,300       43,469
   American Electric Power Company, Incorporated      1,600       67,200
   AT&T Corporation                                   9,100      319,069
   Ameritech Corporation                              3,100      210,606
   Baltimore Gas & Electric Company                   1,100       29,356
   Bell Atlantic Corporation                          2,600      197,275
   BellSouth Corporation                              5,400      250,425
   Carolina Power & Light Company                     1,200       43,050
   Central & Southwest  Corporation                   1,900       40,375
   CinergyCorporation                                 1,000       34,813
   Coastal Corporation                                  600       31,913
   Consolidated Edison Co. of N.Y. Incorporated       1,400       41,213
   Consolidated Natural Gas Company                     600       32,288
   Dominion Resources                                 1,400       51,275
   Duke Power                                         2,339      112,126
   DTE Energy Company                                 1,100       30,388
   Edison International                               2,500       62,188
   Entergy Corporation                                1,300       35,588
   FPL Group Incorporated                             1,500       69,094
   General Public Utilities Corporation                 900       32,288
   GTE Corporation                                    4,900      214,988
   Houston Industries, Incorporated                   1,400       30,013
   MCI Communications Corporation                     3,200      122,500
   Niagara Mohawk Power Corporation*                    800        6,850
   NYNEX Corporation                                  2,600      149,825
   Pacific Gas & Electric Company                     2,600       63,050
   PacifiCorp                                         2,200       48,400
   PECO Energy Company                                1,200       25,200
   Public Service Enterprise Group, Incorporated      1,300       32,500
   SBC Communications                                 5,055      312,778
   Southern Company                                   3,500       76,563
   Sprint Corporation*                                2,000      105,250

   Sonat, Incorporated                                  600       30,750
   Texas Utilities Company                            1,700       58,544
   Unicom Corporation                                 1,400       31,150
   Union Electric Company                               900       33,919
   U.S. West Communications Group                     2,700      101,756
   US West Media Group*                               3,700       74,925
   WorldCom, Incorporated                             4,900      156,800
                                                             -----------
                                                               3,409,760
                                                             -----------

   Total Common Stocks (cost $30,430,987)                     38,953,174
                                                             -----------
SHORT-TERM INVESTMENTS - 10.66%
                                                  PRINCIPAL  VALUE
   US Treasury Bill (5.220% due 11/13/97)         $4,250,000   4,166,366
   Portico US Federal Money Market Fund              443,734     443,734
                                                             -----------
Total Short-Term Investments (cost $4,610,100)                 4,610,100
                                                             -----------

TOTAL INVESTMENTS - 100.76%
(cost $35,041,087)<F1>                                        43,563,274
                                                             -----------

OTHER ASSETS AND LIABILITIES - (0.76%)                          (327,181)
                                                             -----------

TOTAL NET ASSETS - 100%                                      $43,236,093
                                                             -----------

*Non-income producing
(ADR) American Depository Receipt

<F1>  Gross unrealized appreciation and depreciation of securities and futures at June 30, 1997 for financial reporting was $9,235,029 and $427,467 respectively.

(2) Securities with an aggregate market value of $4,165,875 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1997:

                                         Unrealized     Appreciation /
         Type                            Contracts      (Depreciation)
   -------------------------------------------------------------------
   Standard & Poor's 500 Index (09/97)       5             316,250
   Standard & Poor's 500 Index (09/97)       5             (30,875)
                                                          --------
                                                          $285,375
                                                          ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

(a)   for the Equity Portfolio - .65% of the first $50,000,000,
      .60% of the next $100,000,000, and .50% of
      all over $150,000,000 of the current net asset value:

(b)   for Capital Portfolio - .75% of the first $50,000,000,
      .65% of the next $100,000,000, and .50% of all
      over $150,000,000 of the current net asset value.

(c)   for the Bond Portfolio - .50% of the first $50,000,000,
      .45% of the next $100,000,000, and .40% of
      all over $150,000,000 of the current net asset value.

(d) for the S & P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets. As a result, for the six months ended June 30, 1997, the Adviser waived management fees of $3,002 for the S&P 500 Index Portfolio.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S & P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of securities for the six months ended
June 30, 1997 excluding short-term obligations, follow:

                           Equity      Capital     Bond        S&P 500
                           Portfolio   Portfolio   Portfolio   Index
                           ---------   ---------   ---------   -------
Total Cost
of Purchases of:
Common Stocks              $84,309,294 $15,404,296 $   --      $15,091,219
U.S. Government Securities      --       8,851,656   4,579,070      --
Corporate Bonds                 --         598,356  55,470,303      --
                           ----------- ----------- ----------- -----------
                           $84,309,294 $24,854,308 $60,049,373 $15,091,219
                           ----------- ----------- ----------- -----------

Total Proceeds
from Sales of:
Common Stocks              $89,850,236 $19,078,087 $   515,000 $ 5,966,758
U.S. Government Securities      --       2,982,800   6,518,143      --
Corporate Bonds                 --       4,050,824  56,265,467      --
                           ----------- ----------- ----------- -----------
                           $89,850,236 $26,111,711 $63,298,610 $ 5,966,758
                           =========== =========== =========== ===========

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                            Equity Portfolio

              Six Months Ended
                  June 30,             Year Ended December 31,
                 ----------    ----------------------------------------
                (Unaudited)

                    1997       1996     1995     1994     1993     1992
                    ----       ----     ----     ----     ----     ----
Net Asset Value,
Beginning of Year   $19.45     $16.54   $14.30   $14.58   $13.74   $12.60
                    ------     ------   ------   ------   ------   ------
Investment
Activities:
Net investment
income                 .18        .29      .24      .20      .16      .19
Net realized and
unrealized
gains/(losses)        1.21       3.61     3.36      .31     1.69     1.27
                    ------     ------   ------   ------   ------   ------
Total from
Investment
Operations            1.39       3.90     3.60      .51     1.85    1.46
                    ------     ------   ------   ------   ------   ------
Distributions:
Net investment
income                (.16)     (.27)    (.23)    (.19)    (.16)    (.19)
Net realized gains   (2.30)     (.72)   (1.13)    (.60)    (.85)    (.13)
                    ------     ------   ------   ------   ------   ------
Total Distributions  (2.46)     (.99)   (1.36)    (.79)   (1.01)    (.32)
                    ------     ------   ------   ------   ------   ------
Net Asset Value,
End of year         $18.38     $19.45   $16.54   $14.30   $14.58   $13.74
                    ======     ======   ======   ======   ======   ======
Total Return         8.30%     24.52%   26.96%    3.42%   14.11%   11.78%

Ratios/
Supplemental Data:
Ratio of Expenses
to Average
Net Assets          .63%<F1>     .64%    .66%     .69%     .70%     .72%

Ratio of Net
Investment
Income to Average
Net Assets          1.37%<F1>   1.66%    1.73%    1.45%    1.18%    1.47%

Portfolio Turnover
 Rate               63.25%<F1>  52.53%   34.33%   40.33%   37.93%   46.75%

Average Commission
 Rate Paid(2)         $ .0595   $ .0628

Net Assets,
End of Year (000's) $309,830   $288,124 $219,563 $157,696 $138,239 $102,306

_________________

<F1> The ratios are annualized.
<F2> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                Capital Portfolio

            Six Months Ended
                 June 30,              Year Ended December 31,
               -----------     ----------------------------------------
               (Unaudited)

                    1997       1996     1995     1994     1993     1992
                    ----       ----     ----     ----     ----     ----
Net Asset Value,
Beginning of Year   $ 14.95    $ 13.72  $ 13.19  $ 13.81  $ 12.99  $ 12.82
                    -------    -------  -------  -------  -------  -------
Investment
Activities:
Net investment
income                  .35        .63      .64      .52      .43      .42
Net realized and
unrealized
gains/(losses)         (.04)      1.36     1.15    (.39)     1.17      .56
                    -------    -------  -------  -------  -------  -------
Total from
Investment
Operations              .31       1.99     1.79      .13     1.60      .98
                    -------    -------  -------  -------  -------  -------
Distributions:
Net investment
income                 (.36)     (.57)    (.64)    (.52)    (.42)    (.42)
Net realized gains    (1.18)     (.19)    (.62)    (.23)    (.36)    (.39)
                    -------    -------  -------  -------  -------  -------
Total Distributions   (1.54)     (.76)   (1.26)    (.75)    (.78)    (.81)
                    -------    -------  -------  -------  -------  -------
Net Asset Value,
End of year          $13.72     $14.95   $13.72   $13.19   $13.81   $12.99
                    =======    =======  =======  =======  =======  =======
Total Return          2.31%     14.94%   14.28%     .94%   12.72%    7.93%

Ratios/Supplemental
 Data:
Ratio of Expenses
to Average
Net Assets          .77%<F1>      .77%     .77%     .80%     .82%     .88%

Ratio of
Net Investment
Income to Average
Net Assets           4.24%<F1>   4.42%    4.99%    4.25%    3.31%    3.49%

Portfolio Turnover
Rate                40.92%<F1>  53.11%   43.83%   41.89%   32.42%   39.74%

Average Commission
 Rate Paid<F2>       $ .0603    $.0615

Net Assets,
End of Year (000's) $159,816   $159,294 $145,623 $119,263 $100,016 $68,674


_________________

<F1> The ratios are annualized.
<F2> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                               Bond Portfolio

                  Six Months Ended
                       June 30            Year Ended December 31,
                   ---------------  ------------------------------------
                     (Unaudited)

                         1997       1996    1995    1994    1993    1992
Net Asset Value,
Beginning of Year       $ 10.91     $ 11.07 $ 10.04 $ 11.30 $ 10.91 $ 10.96
                        -------     ------- ------- ------- ------- -------

Investment Activities:
Net investment income      .34         .79     .88     .77     .73     .82
Net realized and
unrealized
gains/(losses)            (.08)       (.04)    .98    (.95)    .54    (.01)
                        -------     ------- ------- ------- ------- -------
Total from
Investment Operations      .42         .75    1.86    (.18)   1.27   .81
                        -------     ------- ------- ------- ------- -------
Distributions:
Net investment income     (.32)       (.87)   (.83)   (.78)   (.73)   (.82)
In excess of
net investment income      --         (.04)    --      --      --      --
Net realized gains        (.06)        --      --     (.30)   (.15)   (.04)
                        -------     ------- ------- ------- ------- -------
Total Distributions       (.38)       (.91)   (.83)  (1.08)   (.88)   (.86)
                        -------     ------- ------- ------- ------- -------
Net Asset Value,
End of period           $ 10.95     $ 10.91 $ 11.07 $ 10.04 $ 11.30 $ 10.91
                        =======     ======= ======= ======= ======= =======
Total Return              3.55%       7.19%  19.03%  (1.63%) 11.94%   7.65%

Ratios/Supplemental
 Data:
Ratio of Expenses to
Average Net Assets      .61%<F1>       .62%    .65%    .68%    .66%    .69%

Ratio of Net Investment
Income to Average
Net Assets               7.31%<F1>   7.24%   7.43%   7.21%   6.65%   7.59%

Portfolio Turnover Rate 152.68%<F1> 202.44% 111.01%  70.27% 137.46% 40.91%

Net Assets,
End of Year (000's)      88,015     $85,634 $73,568 $55,929 $54,128 $38,557

________________

<F1> The ratios are annualized.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                         S & P 500 Index Portfolio

                                Six Months Ended      Year Ended
                                 June 30, 1997     December 31, 1996
                                 -------------     -----------------
                                  (Unaudited)
Net Asset Value,
Beginning of Year                  $ 12.13             $ 10.00
Investment Activities:
Net investment income                  .14                 .20
Net realized and unrealized
      gains/(losses)                  2.31                2.12
                                   -------             -------
Total from Investment Operations      2.45                2.32
                                   -------             -------
Distributions:
Net investment income                 (.11)               (.19)
Net realized gains                    (.10)               --
                                   -------             -------
Total Distributions                   (.21)               (.19)
                                   -------             -------
Net Asset Value,
   End of Period                   $ 14.37             $ 12.13
                                   =======             =======

Total Return                         20.39%               23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                    1.23%<F1>            .59%<F2>

Ratio of Net Investment
Income to Average Net Assets          3.53%<F1>           2.14%<F2>
Portfolio Turnover Rate              36.77%               1.09%
Average Commission Rate Paid<F3>       .0595             $ .0601

Net Assets, End of Year (000's)    $ 43,236            $ 29,205
-------------

<F1> The ratios are annualized.
<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the six months ended December 31, 1996, had the Adviser not waived a portion of its fee.
<F3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.